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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

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      Date of report (Date of earliest event reported): April 24, 2003

                           FALMOUTH BANCORP, INC.
           (Exact name of registrant as specified in its charter)

          Delaware
(State or other jurisdiction      01-13465           04-3337685
 of incorporation)              (Commission        (IRS Employer
                                File Number)    Identification No.)

                    20 Davis Straits, Falmouth, MA 02540
             (Address of principal executive offices)(Zip Code)

      Registrant's telephone number, including area code: (508) 548-3500

                               Not Applicable
        (Former name or former address, if changed since last report)

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Items 1 through 6.    Not applicable.

Item 7.     Financial Statements and Exhibits

      (a)   No financial statements are required to be filed with this report.
      (b) No pro forma financial information is required to be filed with this report.
      (c)   The following exhibit is filed as part of this Report:

      Exhibit No.     Description
      -----------     -----------

      99.1 Press release issued by Falmouth Bancorp, Inc. on April 24, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.

Item 8.     Not applicable.

Item 9.     Regulation FD

      The following information is furnished under this Item 9 in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

      On April 24, 2003, Falmouth Bancorp, Inc. announced its earnings for the second quarter of the 2003 fiscal year. A copy of the press release dated April 24, 2003, describing second quarter earnings is attached as
Exhibit 99.1.

Item 10-11. Not applicable.

Item 12.    Results of Operations and Financial Condition

            See Item 9 per SEC Release 33-8216, March 27, 2003.


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FALMOUTH BANCORP, INC.

                                       By:  /s/ Santo P. Pasqualucci
                                            -------------------------------
                                            Santo P. Pasqualucci
                                            President and Chief Executive
                                            Officer

Date: April 24, 2003


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                                EXHIBIT INDEX

Exhibit                  Description
-------                  -----------

 99.1        Press Release dated April 24, 2003.


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